SUPPLEMENT DATED OCTOBER 4, 2004
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2004
                                       FOR
                           PERSPECTIVE INVESTOR VULSM
                                 ISSUED THROUGH
                             JNL SEPARATE ACCOUNT IV

THIS SUPPLEMENT UPDATES THE PROSPECTUS. PLEASE READ AND KEEP IT TOGETHER WITH
YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE.
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The mailing address for the Annuity Service Center has changed:          P.O. Box 17240
                                                                         Denver, Colorado 80217-0240

Effective December 1, 2004, for wire transfers in connection with withdrawals, the charge is $20.

Effective October 4, 2004, with the JNL SERIES TRUST: (MORE INFORMATION ABOUT
THESE CHANGES IS AVAILABLE IN THE PROSPECTUS (AND SUPPLEMENTS) OF THE JNL SERIES
TRUST.)

     *    This  fund  is  now  available,   for  which  Jackson  National  Asset
          Management,  LLC is the investment adviser, and Salomon Brothers Asset
          Management Inc. is the sub-adviser:

          *    JNL/SALOMON  BROTHERS  HIGH  YIELD  BOND  FUND  - its  investment
               objective:   Seeks  to  maximize  current  income,  with  capital
               appreciation as a secondary objective,  by investing at least 80%
               of its assets (net assets plus the amount of any  borrowings  for investment  purposes) in high-yield,  high-risk  debt  securities
               ("junk  bonds")  and  related   investments  and  may  invest  in
               securities of foreign insurers.

     *    These  funds  have   changed   names,   investment   objectives,   and
          sub-advisers, as indicated:

          *    JNL/PPM AMERICA BALANCED FUND IS NOW THE JNL/SELECT BALANCED FUND
               - its investment objective is now: Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities, but may also invest up to 15% of its assets in foreign equity and fixed income securities. Wellington Management
               Company,  LLP has become the sub-adviser  (replacing PPM America,
               Inc.).

          *    JNL/PPM  AMERICA  MONEY MARKET FUND IS NOW THE  JNL/SELECT  MONEY
               MARKET FUND - there is no change to this fund's investment objective. Wellington Management Company, LLP has become the sub-adviser (replacing PPM America, Inc.).

          *    JNL/PPM AMERICA VALUE FUND IS NOW THE JNL/SELECT VALUE FUND - its
               investment objective is now: Seeks long-term growth of capital by investing  at least 65% of its total  assets in common  stocks of domestic  companies,  focusing  on  companies  with large  market capitalizations. Using a value approach, the fund seeks to invest
               in  stocks  that  are  undervalued   relative  to  other  stocks.
               Wellington  Management  Company,  LLP has become the  sub-adviser
               (replacing PPM America, Inc.).

          * JNL/PUTNAM MIDCAP GROWTH - its investment objective is now: Seeks capital appreciation by investing mainly in common stocks of U.S.
               mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

     *    This fund has merged:

          *    JNL/PPM  AMERICA HIGH YIELD BOND FUND MERGED INTO THE JNL/SALOMON
               BROTHERS HIGH YIELD BOND FUND - Salomon Brothers Asset Management
               Inc. has become the sub-adviser (replacing PPM America, Inc.).

Effective October 4, 2004, with the JNL VARIABLE FUND LLC: (MORE INFORMATION
ABOUT THESE CHANGES IS AVAILABLE IN THE PROSPECTUS (AND SUPPLEMENTS) OF THE JNL
VARIABLE FUND LLC.)

     *    These  funds are now  available,  for  which  Jackson  National  Asset
          Management,   LLC  is  the  investment  adviser,  and  Mellon  Capital
          Management Corporation is the sub-adviser:

          * JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND - its investment objective: Seeks total return through a combination of capital appreciation and dividend income.

          *    JNL/MELLON   CAPITAL   MANAGEMENT   VIP  FUND  -  its  investment
               objective:  Seeks total return by investing in the common  stocks of companies that are identified by a model based on six separate specialized strategies.

Effective October 4, 2004, the INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES (as
a percentage of average daily net assets) of the funds this supplement concerns are as indicated: (PLEASE DISREGARD THE EXPENSES FOR THE FUNDS THAT ARE NO
LONGER AVAILABLE BECAUSE THEY HAVE MERGED INTO ANOTHER FUND; OTHERWISE, THERE
ARE NO OTHER CHANGES TO THE TABLE.)
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                                            MGMT.       ESTIMATED
                                             AND      DISTRIBUTION                     TOTAL ANNUAL
                                           ADMIN.        (12B-1          OTHER           PORTFOLIO
               FUND NAME                    FEES*        FEE)**       EXPENSES***        EXPENSES
---------------------------------------- ------------ -------------- --------------- ------------------
---------------------------------------- ------------ -------------- --------------- ------------------
JNL/Salomon Brothers High Yield Bond         0.60%         0%              0%              0.60%
    Fund
JNL/Select Balanced Fund                     0.59%        0.01%            0%              0.60%
JNL/Mellon Capital Management JNL 5
    Fund                                     0.52%         0%             0.01%            0.53%
JNL/Mellon Capital Management VIP Fund       0.52%         0%             0.05%            0.57%
---------------------------------------- ------------ -------------- --------------- ------------------

Effective October 4, 2004, footnote *** to the INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES table now reads in its entirety:

     Other Expenses include the costs associated with license fees paid by certain Funds and the fees and expenses of the disinterested Managers, their independent legal counsel and for a majority of the estimated expenses associated with the Chief Compliance Officer.


(To be used with VC5825 05/04.)

                                                                     V5877 10/04